February 16, 1999
                       Limited-Term Government Fund
                   Supplement to the current Prospectus


     The following replaces information under Mangement of the
Fund:

     Paul A. Grillo and Stephen R. Cianci have assumed day-to-day responsibilities for making investment desisions for the Fund.

     Paul Grillo, Vice President/Portfolio Manager of the Fund, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

      Stephen Cianci, Vice President/Portfolio Manager of the Fund, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed Income Department s investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.